As filed with the Securities and Exchange Commission on October 8, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(866) 700-6104
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2008

Date of reporting period:  July 31, 2008

Item 1. Report to Stockholders.

The Mexico Equity and Income Fund Inc.

Dear Fellow Shareholders:

To quote Thomas Paine, “These are the times that try men’s souls.”

Like most other markets around the world, the Mexican stock market is down this year although the decline has not been as precipitous as in some other countries. Despite the recent correction, the long term performance of the Mexico Equity and Income Fund remains impressive. Over the eighteen years since its inception on August 30, 1990 our investment advisor, Pichardo Asset Management and its predecessor’s entities has generated a return on net asset value of approximately 17% per annum.

Although our Fund’s discount has narrowed a bit recently, it is still too wide in my opinion. As a result, we are continuing to opportunistically repurchase our shares in the stock market to enhance net asset value. Every share we have repurchased this year has added at least $3 to our total net asset value. Finally, although I am weary of writing about it, longer term we continue to believe our proposal to issue put warrants to shareholders will permanently solve the discount problem. After some recent personnel changes, the SEC does seem to be moving, albeit slowly and with an abundance of caution, to provide us with the relief we need to implement our proposal.

Sincerely yours,

Phillip Goldstein
Chairman

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund Inc.
Report of Pichardo Asset Management,
The Investment Adviser.

Dear Fund Shareholders:

We are pleased to present you with the Mexico Equity and Income Fund, Inc. “MXE” annual report for the Fund’s fiscal year, ended July 31, 2008.

I.  INTRODUCTION

In the context of the global credit crisis and the recent fate of several large U.S. investment banks, the Mexican economy is expected to grow a meager 2.2% in 2008, according to Banamex. Even so, Mexico’s responsibly restrictive monetary policy and sound public finances for the last 10 years is likely to help the country face this unprecedented crisis along with relatively healthier financial and debt markets.

As mentioned in the Fund’s fiscal year report ended July 2007, President Felipe Calderon’s National Project “Vision 2030”, which incorporates the 2007-2012 National Development Plan and — importantly— an estimated US$30 bn per annum investment in infrastructure, could prove to be a short-term engine for achieving higher economic growth. The 2007-2008 infrastructure investment of approximately US$30 bn has been funded by the approved fiscal reform, excess oil revenues and government asset sales, including private sector investment.

The MXE’s net per share asset value registered a 7.16% loss for the Fund’s fiscal year ended July 31, 2008, compared to a 13.46% loss for the Mexico Fund, a comparable peer, and a 2.32% loss for the Mexican Bolsa, as reported by Bloomberg. Year-to-date, through August 2008, the Fund’s 7.95% loss led it to rank third compared to a 20.06% average loss for Lipper’s 20 Emerging Markets Closed-end Funds sample.

The long-term performance of the Mexico Equity and Income Fund remains at approximately 17% per annum for the last eighteen years since its inception on August 30, 1990, amid the recent market correction, as reported by Thomson Financial. The Fund’s 15.85% to 313.79% premium/ discount range for the fiscal year has stabilized at a discount of 312% to 314% at the writing of this report, after a 15.85% premium in July 2007 following the outbreak of the sub-prime crisis.

THE MEXICO EQUITY AND INCOME FUND, INC.

We are patiently adhering to an investment strategy consisting primarily of an overweight in infrastructure. In the midst of uncertainty about the macro consequences of the actions of the U.S. Federal Reserve and the U.S. Treasury’s proposed US$700 billion bail-out, we believe that an investment strategy like the Fund’s, which is tied to a domestic growth vehicle such as the National Infrastructure Program, is likely to enhance shareholder value in the long-term.

II.  MEXICO’S ECONOMIC REVIEW

Mexico’s GDP grew 2.7% year-over-year during the first half of 2008 compared to 3.2% in 2007. During the period, the most dynamic sector was the services sector with 3.5% growth followed by the agricultural sector, 1.8%, and the industrial sector 1.1%.

The industrial sector’s more modest growth during the period January to June 2008 was particularly notable within the construction sector, which registered a meager 0.8% growth compared to 3.0% in 2007. This was mainly the result of the Mexican government’s infrastructure program getting off to a slow start.

The Mexican economy has so far weathered the effects of the U.S. economic downturn relatively well, although recent economic woes have led analysts to believe that economic weakness will most probably continue through the end of 2009. Hence, during the year, Mexico’s 2008 GDP growth has been revised down on several occasions from 3.5% at the beginning of the year to 2.3% currently and 1.9% for 2009.

Early in the year, strong momentum in private consumption (70% of GDP) was seen as a strong catalyst for growth during the year and the 4.2% growth rate registered during the first quarter of 2008 seemed to support this view. Nonetheless, the recently released 3.0% growth rate for 2008 confirms that weakness in the real sector has spilled over to the consumer, especially as during the year, many of the traditional drivers of private consumption have registered slower growth, namely: (i) job creation: 286,440 new jobs were created in the period January to August, down 50% from the same year-ago period; (ii) a slower rate of credit growth: 15.55% in June compared to 18% in May; and (iii) lower U.S. remittances from Mexican workers abroad, which amounted to US$13 billion during the first half of 2008.

However, it is worth noting that capital investment growth maintained its pace during the first half of 2008, amid a negative external scenario and slowing domestic demand, reflecting private sector confidence in the Mexican economy in the medium term, which should contribute to growth once external weakness subsides.

Gross fixed investment grew 4.9% year-on-year for the period January to June 2008, mainly as a result of investment in machinery and equipment, as construction’s 0.9% growth for the period

THE MEXICO EQUITY AND INCOME FUND, INC.

evidenced the slowdown in the sector, probably due to a lagging response to the Mexican government’s infrastructure program. US$10.5 billion in foreign direct investment inflows in the first half of 2008 has also supported capital investment growth.

Although the real sector slowdown which began in 2007 has continued this year and will probably last until 2009, Mexico’s fiscal stability has been preserved, largely due to record high oil prices. The 2008 budget estimated a Mexican mix oil price of US$49 year, which has been largely surpassed by the US$122.73 oil price as at end-July 2008, and the US$58.19 price reached in 2007, resulting in excess oil revenues of US$3 billion during the first half of 2008 and a accumulation of US$6 billion in the so-called Stabilization Fund, which has forestalled any Mexican government spending cuts thus far and is likely to continue to do so in the near future.

Nonetheless, the decline in oil production since 2005, which to date amounts to 300,000 barrels per day, means that in the last 3 years Mexico has ceased to raise around US$10 billion in accumulated oil revenue based on the average annual oil price for the period. Furthermore, GEA, an independent economic and research institute, estimates a decrease in oil exports from 1.4 million barrels per day on average in 2008 to 1.1 million barrels per day in 2009. And although Pemex (oil state monopoly) and Energy reform is expected to be approved sometime in October of this year, national security is currently on the top of the Mexican government’s agenda following the recent terrorist attacks, which threaten to be a new economic growth inhibitor and are a direct consequence of the Calderon government’s pledge to combat organized crime.

The other (negative) side of the coin, however, consists of greater inflationary pressures stemming from higher prices for fuel — hitherto contained by gasoline price subsidies — and food during the year, which have led Banxico to raise its reference rate by 75 bps on three occasion to 8.25% as at end-July 2008 and delay convergence with its inflation target of 3% until 2010. Annual inflation as at the end of July 2008 was 5.39%, well above the Central Bank’s target.

III.  THE MEXICAN STOCK EXCHANGE

For the Fund’s fiscal year period ending July 31, 2008, the Mexbol Index lost 2.32% in dollar terms. This period was characterized by two main developments: the deepening of the subprime crisis and rising global inflation pressures due to higher commodity and food prices.

During the first half of the Fund’s fiscal year, the Mexbol registered a 5.24% dollar loss at the beginning of a global economic slowdown and a 3.08% gain during the second half of the Fund’s fiscal year amid high levels of volatility and a steep correction in financial markets worldwide. However, given the recent severe bout of market turmoil, the Mexbol Index is currently entering a new cycle with greater volatility, which has led it to post an 11.73% loss year-to-date through September 25.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexbol Index’s over-performing stocks during the Fund’s fiscal year period ended July 31st, 2008, were mainly related to the petrochemical, financial and retail sectors, while laggard stocks were mainly related to the diversified communications, construction and engineering and housing sectors.

Although in terms of multiple valuations (last-12-month EV/EBITDA) Bolsa-listed companies seem fairly valued, 2008 and 2009 earnings growth forecasts which result in attractive valuations have a high degree of downside risk due to economic growth uncertainty. Given the prospect of a complex and prolonged global financial crisis, buying stocks at today’s projected multiples could prove expensive.

IV.  THE FUND’S PERFORMANCE

For the Fund’s fiscal year ended July 31, 2008, the MXE’s net per share asset value lost 7.16% in dollar terms and 14.75% in Mexican peso terms, as the Mexican peso appreciated 8.65% against the U.S. dollar. In comparison, the Mexico Fund’s net per share asset value lost 13.46% in U.S. dollar terms and 20.53% in Mexican peso terms for the same period.

The Fund’s 13.79% discount from net asset value registered at the end of July 2008 following an all-time high premium of 15.85% in July 2007, has resulted in a 28.92% decrease in the Fund’s common share market price in U.S. dollar terms at the end of July.

The main contributors to the Fund’s loss for the most recent fiscal year were infrastructure-related securities, which staged a strong correction during the entire period, mainly due to the market’s perception of a bureaucratic delay in infrastructure project bidding processes.

At the end of August 2008, the MXE’s net asset value per share posted an average annual U.S. dollar return (with reinvested dividends) of 17.02% for the last eighteen years since the Fund’s inception in August 1990.

V.  PORTFOLIO STRATEGY

The Fund’s investment strategy for the fiscal year ended July 31, 2008 remained consistent with the policies established at the end of 2007 with an overweight in infrastructure as well as materials and housing asset classes. At the close of the fiscal year, the MXE’s portfolio had a 15.55% allocation in liquid peso-denominated instruments.

THE MEXICO EQUITY AND INCOME FUND, INC.

We believe that our decision to overweight the MXE’s portfolio in the infrastructure asset category as classified by Pichardo Asset Management1 in addition to exposure to the Mexican housing sector and the largest wireless operator in the Latin American region, constitutes an investment thesis which leverages the Fund to reap the rewards of growing private and public investment in Mexico derived from the Calderon government’s National Infrastructure Program.

1   water treatment plants, municipal solid waste collection services, toll road concessions, communication routes, oil, gas and other energy production and supply projects, education and health service projects, airport operators, mega-resort developments in coastal areas and port operators.

THE MEXICO EQUITY AND INCOME FUND, INC.

ECONOMIC INFORMATION

Real Activity	1999	2000	2001	2002	2003	2004	2005	2006	2007
Real GDP Growth (y-o-y)	3.90%	6.60%	(0.20)%	0.80%	1.40%	4.20%	2.80%	4.80%	3.30%
Industrial Production (y-o-y)	4.20%	6.10%	(3.50)%	0.00%	(0.20)%	4.20%	1.70%	5.00%	1.40%
Trade Balance (US Billions)	($ 5.61)	($ 8.33)	($ 9.62)	($ 7.63)	($ 5.78)	($ 8.81)	($ 7.59)	($ 6.13)	($11.20)
Exports (US Billions)	$136.36	$166.12	$158.78	$161.05	$164.77	$187.99	$214.23	$253.90	$272.00
Exports Growth (y-o-y)	16.10%	21.80%	(4.40)%	1.40%	2.30%	14.10%	14.00%	16.70%	8.90%
Imports (US Billions)	$141.97	$174.46	$168.40	$168.68	$170.54	$196.81	$221.82	$256.13	$283.00
Imports Growth (y-o-y)	13.20%	22.90%	(3.50)%	0.20%	1.10%	15.40%	12.70%	15.50%	10.60%

Financial Variables and Prices	1999	2000	2001	2002	2003	2004	2005	2006	2007

28-Day CETES
(T-bills)/Average	21.41%	15.24%	11.31%	7.09%	6.23%	6.82%	9.20%	7.19%	7.20%
Exchange rate (Pesos/US$)
Average	9.56	9.46	9.34	9.66	10.79	11.15	10.64	10.9	10.93
Inflation IPC, 12 month
trailing	12.32%	8.96%	4.40%	5.70%	3.98%	5.19%	3.33%	4.05%	3.80%

Mexbol Index	1999	2000	2001	2002	2003	2004	2005	2006	2007

USD Returns	90.39%	(20.81)%	20.88%	(14.43)%	33.61%	50.49%	44.90%	45.77%	10.56%
Market Cap. (US Billions)	$129.60	$111.70	$112.40	$103.80	$124.70	$169.50	$283.80	$343.48	$441.04
EV/EBITDA	10.5	x	7.9	x	8.1	x	6.6	x	7.8	x	8.3	x	8.9	x	10.6	x	9.8	x

Fund’s NAV & Common Share Market Price Performance

(USD Return)	1999	2000	2001	2002	2003	2004	2005	2006	2007

NAV’s per share	59.20%	(14.20)%	10.00%	(13.50)%	40.00%	55.60%	38.70%	59.29%	30.68%
Share Price	74.70%	(5.60)%	18.70%	(18.50)%	36.00%	66.60%	8.10%	75.54%	24.39%

On behalf of the Board of Directors and ourselves, we thank you for your continuing support.

Sincerely yours,
Eugenia Pichardo Portfolio Manager

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets (Calculated as a percentage of Net Assets)	July 31, 2008

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments	July 31, 2008

MEXICO – 99.72%	Shares	Value

COMMON STOCKS – 78.37%

Cement – 2.30%
Cemex, S.A. de C.V. CPO	99,856	$212,668
Corporacion Moctezuma, S.A. de C.V.	375,608	890,496
Grupo Cementos de Chihuahua, S.A. de C.V.	364,867	1,871,448
		2,974,612
Communications – 9.74%
America Movil, S.A. de C.V. – Class L	3,914,893	9,924,944
America Movil, S.A. de C.V. – Class L ADR	52,738	2,662,742
		12,587,686
Financial Groups – 3.31%
Corporativo GBM SAB de CV	5,301,734	4,272,547

Food, Beverage, and Tobacco – 4.52%
Gruma S.A.B.	341,365	974,916
Embotelladoras Arca S.A.	372,192	1,323,226
Fomento Economico Mexicano, S.A. de C.V.	771,008	3,544,467
		5,842,609
Housing – 11.57%
Desarrolladora Homex, S.A. de C.V.(a)	1,045,181	9,769,078
SARE Holding, S.A. de C.V.(a)	1,754,397	1,992,292
Urbi, Desarrollos Urbanos, S.A. de C.V.	953,552	3,186,818
		14,948,188
Industrial Conglomerates – 6.72%
Industrias CH, S.A. – Class B(a)	1,111,842	5,800,241
Mexichem, S.A. de C.V.	415,601	2,890,939
		8,691,180
Infrastructure – 22.01%
Empresas ICA Sociedad Conroladora, S.A. de C.V.(a)	2,020,293	10,726,596
Grupo Mexicano de Desarrollo, S.A.(a)	1,857,742	4,765,220
Promotora y Operadora de Infraestructura, S.A. de C.V.(a)	4,149,594	12,950,495
		28,442,311

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	July 31, 2008

COMMON STOCKS (continued)	Shares		Value

Media – 1.15%
Grupo Televisa, S.A. – ADR	66,283		$1,490,705

Mining – 4.91%
Grupo Mexico, S.A. – Series B	2,884,953		5,115,394
Industrias Penoles, S.A.	46,029		1,224,368
			6,339,762
Real Estate Developer – 8.98%
GMD Resorts SAB de CV	1,573,112		1,253,632
Grupe, S.A. de C.V.(a)(b)	3,849,668		10,353,982
			11,607,614
Waste Management – 3.16%
Promotora Ambiental, S.A. de C.V.(a)	1,932,942		4,082,019

TOTAL COMMON STOCKS (Cost $87,400,171)			$101,279,233

SHORT-TERM INVESTMENTS – 21.35%	Principal
Mexican BI CETES
0.000% Coupon, 7.838% Effective Yield, 08/21/2008(c)	6,309,000		6,256,890
Mexican BANOBRA
0.000% Coupon, 7.349% Effective Yield, 08/07/2008(c)	61,094,888	*	6,076,454
Mexican INAFIN
0.000% Coupon, 7.385% Effective Yield, 08/18/2008(c)	53,571,227	*	5,334,116
Mexican CETES
0.000% Coupon, 7.359% Effective Yield, 08/14/2008(c)	5,000,000		4,966,565
Mexican CETES
0.000% Coupon, 8.257% Effective Yield, 08/28/2008(c)	5,000,000		4,950,802

TOTAL SHORT-TERM INVESTMENTS (Cost $27,389,638)			27,584,827

TOTAL MEXICO (Cost $114,789,809)			$128,864,060

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	July 31, 2008

UNITED STATES – 0.29%	Shares	Value

INVESTMENT COMPANIES – 0.29%

First American Treasury Obligation – Class A, 2.132%	375,257	$375,257

TOTAL INVESTMENT COMPANIES (Cost $375,257)		375,257

TOTAL UNITED STATES (Cost $375,257)		375,257

TOTAL INVESTMENTS – 100.00% (Cost $115,165,066)		129,239,317

OTHER LIABILITIES IN EXCESS OF ASSETS – (0.01)%		(13,714)

TOTAL NET ASSETS – 100.00%		$129,225,603

Footnotes and Abbreviations
ADR – American Depository Receipts.
(a)	Non-income producing security.
(b)	Affiliated company. See Note F in Notes to Financial Statements.
(c)	Effective yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principal Amount in Mexican Pesos

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	July 31, 2008

ASSETS:
Investments, at value
Unaffiliated issuers (Cost $109,791,003)	$118,885,335
Affiliated issuers (Cost $5,374,063)	10,353,982
Total investments, at value (Cost $115,165,066)	129,239,317
Cash	195,813
Foreign currencies (Cost $5)	5
Receivables:
Dividends and Interest	27,123
Prepaid expenses	781
Total Assets	129,463,039
LIABILITIES:
Advisory fees payable	91,311
Administration fees payable	28,481
Legal fees payable	14,726
Fund accounting fees payable	13,880
Custody fees payable	12,994
CCO fees payable	2,367
Accrued expenses and other liabilities	73,677
Total Liabilities	237,436

Net Assets	$129,225,603

Net Asset Value Per Preferred Share
($22,741,613/804,001)	$28.29

Net Asset Value Per Common Share
($106,483,990/3,764,607)	$28.29

NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 804,001 shares outstanding
(1,855,128 shares authorized)	$804
Common stock, $0.001 par value; 3,764,607 shares outstanding
(98,144,872 shares authorized)	3,765
Paid-in capital	87,344,745
Accumulated net investment income	1,136,374
Accumulated net realized gain on investments	26,665,728
Net unrealized appreciation on investments and foreign currency	14,074,187

Net Assets	$129,225,603

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Year Ended
July 31, 2008

INVESTMENT INCOME
Dividends(1) – Unaffiliated issuers		$1,833,784
Interest		612,990
Total Investment Income		2,446,774
EXPENSES
Advisory fees (Note B)	$1,228,015
Legal fees	297,398
Administration fees (Note B)	188,594
Printing and mailing	127,534
Custodian fees (Note B)	93,952
Directors’ fees and expenses (Note B)	92,964
Transfer agent fees	72,810
Fund accounting fees (Note B)	70,142
Insurance expense	42,456
CCO fees (Note B)	33,235
NYSE fees	32,182
Audit fees	25,620
Miscellaneous fees	3,751
Total expenses		2,308,653
NET INVESTMENT INCOME		138,121
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments and foreign currency transactions
Unaffiliated Issuers		27,713,608
Affiliated Issuers		441
Net realized gain from in-kind redemptions (Note A)
Unaffiliated Issuers		5,676,789
Affiliated Issuers		471,042
Net change in unrealized appreciation from investments and foreign currency
transactions		(42,665,370)
Net loss from investments and foreign currency transactions		(8,803,490)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(8,665,369)

(1)	Net of $701 in foreign withholding tax.
The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	July 31, 2008	July 31, 2007

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$138,121	$(566,000)
Net realized gain on investments and foreign currency transactions	27,714,049	34,194,338
Net realized gain from in-kind redemptions	6,147,831	—
Net change in unrealized appreciation in value of investments and
foreign currency transactions	(42,665,370)	42,191,964
Net increase (decrease) in net assets resulting from operations	(8,665,369)	75,820,302

Distributions to Shareholders from:
Net investment income
Common stock	—	(326,181)
Preferred stock	—	(188,487)
Net realized gains
Common stock	(25,750,748)	(7,176,105)
Preferred stock	(7,945,743)	(4,146,775)
Decrease in net assets from distributions	(33,696,491)	(11,837,548)

Capital Share Transactions
Repurchase of common stock through Repurchase Plan	(4,138,645)	—
Proceeds from common stock sold	30,736,956	—
Issuance of common stock for dividend	11,124,950	4,255,191
Repurchase of preferred stock for in-kind tender offers	(20,954,066)	—
Increase in net assets from capital share transactions	16,769,195	4,255,191
Total increase (decrease) in net assets	(25,592,665)	68,237,945
Net Assets:
Beginning of year	154,818,268	86,580,323
End of year*	$129,225,603	$154,818,268
*Including undistributed net investment income of:	$1,136,374	$—

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Common Share Outstanding Throughout Each Period

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance
Net asset value, beginning of period	$38.18	$22.18	$21.27	$13.66	$10.15
Net investment income (loss)	0.03	(0.14)	0.14	0.01	(0.02)
Net realized and unrealized gains (losses) on
investments and foreign currency
transactions	(2.57)	19.17	6.54	7.60	3.55
Net increase (decrease) from investment
operations	(2.54)	19.03	6.68	7.61	3.53
Less: Distributions
Dividends from net investment income	—	(0.13)	(0.16)	—	(0.02)
Distributions from net realized gains	(7.41)	(2.90)	(4.41)	—	—
Total dividends and distributions	(7.41)	(3.03)	(4.57)	—	(0.02)
Capital Share Transactions
Anti-dilutive effect of Common Share
Repurchase	0.15	—	0.18	—	—
Anti-dilutive effect of Common Rights
Offering	0.06	—	—	—	—
Anti-dilutive effect of Preferred In-Kind
Tender Offer	0.02	—	—	—	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	(0.17)	—	(0.18)	—	—
Dilutive effect of Preferred Share Offering	—	—	(1.20)	—	—
Total capital share transactions	0.06	—	(1.20)	—	—
Net Asset Value, end of period	$28.29	$38.18	$22.18	$21.27	$13.66

Per share market value, end of year	$24.39	$44.23	$19.40	$18.82	$11.73
Total Investment Return Based on Market
Value, end of year(1)	(28.38)%	152.78%	37.62%	60.44%	29.10%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)

For a Common Share Outstanding Throughout Each Period

	For the Year		For the Year		For the Year		For the Year	For the Year
	Ended		Ended		Ended		Ended	Ended
	July 31,		July 31,		July 31,		July 31,	July 31,
	2008		2007		2006		2005	2004

Ratios/Supplemental Data
Net assets, end of period (000’s)	$106,484		$100,251		$54,872		$52,621	$33,779
Ratios of expenses to average net assets:
Before expense reimbursement	1.50%		1.42%		1.90%		1.77%	2.09%
After expense reimbursement	1.50%		1.42%		1.90%		1.77%	2.08%
Ratios of net investment income (loss) to average
net assets:
Before expense reimbursement	0.09%		(0.47)%		0.24%		0.03%	(0.15)%
After expense reimbursement	0.09%		(0.47)%		0.24%		0.03%	(0.15)%
Portfolio turnover rate	224.10	%(2)	135.49	%(2)	179.85	%(2)	259.60%	234.42%

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Preferred Share Outstanding Throughout the Period

	For the Year		For the Year		For the Period
	Ended		Ended		January 7, 2006
	July 31,		July 31,		through July 31,
	2008		2007		2006

Per Share Operating Performance
Net asset value, beginning of period	$38.18		$22.18		$21.25
Net investment income	0.03		(0.14)		0.13
Net realized and unrealized gains (losses) on investments and foreign
currency transactions	(2.57)		19.17		0.80
Net increase (decrease) from investment operations	(2.54)		19.03		0.93
Less: Distributions
Dividends from net investment income	—		(0.13)		—
Distributions from net realized gains	(7.41)		(2.90)		—
Total dividends and distributions	(7.41)		(3.03)		—
Capital Share Transactions
Anti-dilutive effect of Common Share Repurchase	0.15		—		—
Anti-dilutive effect of Common Rights Offering	0.06		—		—
Anti-dilutive effect of Preferred In-Kind Tender Offers	0.02		—		—
Dilutive effect of Reinvestment of Distributions by Common
Stockholders	(0.17)		—		—
Total capital share transactions	0.06		—		—
Net Asset Value, end of period	$28.29		$38.18		$22.18
Per share market value, end of period	$25.50		$36.10		$19.00
Total Investment Return Based on Market Value, end of period(1)	(8.25)%		110.66%		2.70	%(2)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,742		$54,567		$31,708
Ratios of expenses to average net assets:	1.50%		1.42%		1.97	%(3)
Ratios of net investment income (loss) to average net assets:	0.09%		(0.47)%		0.37	%(3)
Portfolio turnover rate	224.10	%(4)	135.49	%(4)	179.85	%(4)

(1)	Total investment return is calculated assuming a purchase of preferred stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment does not reflect brokerage commissions.
(2)	Not Annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements	July 31, 2008

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2008

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%. Prior to January 1, 2002, the effective rate was 7.69%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Accounting Pronouncements. In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (August 1, 2007 for the Fund); with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Fund adopted FIN 48 on January 31, 2008. The effect of adopting FIN 48 for the Fund does not have a material impact on the Fund’s financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2008

The Fund had no material uncertain tax positions as of July 31, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008. At July 31, 2008, the fiscal years 2005 through 2008 remain open to examination in the Fund’s major tax jurisdiction.

In September, 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per shares. The permanent differences are primarily attributed to foreign currency gain reclassifications and net capital gains realized on in-kind redemptions due to the tender offers on the preferred shares (Note D). For the year ended July 31, 2008, the Fund increased undistributed net investment income by $998,253 decreased accumulated realized gain by $7,072,612 and increased paid in capital by $6,074,359.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2008

fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

In-kind Redemptions. Net Capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2008

Distributions to Shareholders. The tax character of distributions paid to shareholders during the years ended July 31, 2008 and July 31, 2007 were as follows:

Distributions paid from:	7/31/08	7/31/07

Ordinary Income	$14,703,135	$7,190,007
Long-Term Capital Gain	18,993,356	4,647,541
Total	$33,696,491	$11,837,548

The Fund has designated $18,993,356 as long-term capital gain dividend, pursuant to Internal Revenue Code section 852(b)(3).

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$117,823,142
Gross tax unrealized appreciation on investments	21,877,305
Gross tax unrealized depreciation on investments	(10,461,130)
Net tax unrealized appreciation (depreciation) on investments	11,416,175
Net unrealized appreciation on foreign currency transactions	(64)
Net tax unrealized appreciation (depreciation) on investments and foreign
currency	$11,416,111
Undistributed ordinary income	$7,580,684
Undistributed long-term capital gains	22,896,599
Total Distributable earnings	$30,477,283

Other accumulated gains (losses)	$(17,105)

Total accumulated earnings (losses)	$41,876,289

(a)	Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2008, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

The Mexico Equity and Income Fund designates 7% of dividends declared for the fiscal year July 31, 2008 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (unaudited).

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2008 was 0%. (Unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2008

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended July 31, 2008 was 100%. (Unaudited)

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For the year ended July 31, 2008, these fees amounted to $1,228,015. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the year ended July 31, 2008, there were no expense reimbursements made by the Investment Adviser.

Effective September 20, 2007, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $20,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $30,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”). U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For its services, the Administrator receives a monthly fee at the following annual rate:

0.12% of average daily net assets up to $200 million, plus
0.10% of average daily net assets from $200 million to $700 million, plus
0.05% of average daily net assets on the remaining balance above $700 million

For its services, the Fund Accountant receives a monthly fee at the following annual rate:

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2008

$42,000 minimum annual fee on average daily net assets up to $100 million, plus
0.030% of average daily net assets from $100 million to $300 million, plus
0.015% of average daily net assets on the remaining balance above $300 million

For its services, the Custodian receives a monthly fee at the following annual rate:

$12,000 minimum base fee, plus 0.03% of average daily custody balance

For the year ended July 31, 2008, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $188,594; Fund Accounting fees of $70,142 and Custody fees of $93,952.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $330,040,165 and $373,608,679 respectively, for the year ended July 31, 2008.

At July 31, 2008 substantially all of the Fund’s assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D: CAPITAL STOCK

During the year ended July 31, 2008, the Fund purchased 158,149 shares of capital stock in the open market at a total cost of $4,138,645. The weighted average discount of these purchases comparing the average purchase price to the net asset value at the close of the New York Stock Exchange was approximately 14.94%.

The Board of Directors approved in-kind tender offers to repurchase up to 25% of the Fund’s preferred stock in exchange for portfolio securities of the Fund valued at 99% of the Fund’s per share net asset value on the expiration date of the repurchase offers (the “Offers”). During the year ended July 31, 2008, the Fund commenced two Offers with expiration dates of June 27th, 2008 and November 16th, 2007. Portfolio securities to be received by participating Preferred Stockholders were pro-rata among tendering Preferred Stockholders in proportion to the number of Preferred Shares tendered to the Fund by each such Preferred Stockholder. Following the expiration of the Offers, the Fund redeemed 625,335 Preferred Shares or $20,954,066 of Capital Stock. The net asset value per share of the Fund’s common and preferred stockholders was increased by approximately $0.02 as a result of these Offers.

The Board of Directors approved a nontransferable rights offering for the purchase of the Funds common stock. The Fund issued to each stockholder of record as of July 27, 2007 (the Record

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2008

Date) one nontransferable right for every two shares of common or preferred stock such stockholder owned as of the Record Date. Each right entitled the holder to purchase one share of common stock at a subscription price calculated as the greater of (i) the Funds asset value per share (NAV) as determined on the Expiration Date (August 31, 2007) or (ii) 95% of the average trade weighted market price of the Funds common stock on the Expiration Date. On September 11, 2007, the Fund issued 848,150 shares of common stock at $36.24 which raised $30,736,956. The net asset value per share of the Funds common and preferred stockholders was increased by approximately $0.06 per share as a result of this issuance.

On December 6, 2007, the Board of Director’s declared a stock dividend of $7.41206 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholder. Stockholders that did not elect the cash option were issued 448,587 shares, which amounted to $11,124,950.

On December 6, 2006, the Board of Directors declared a stock dividend of $3.03306 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholder. Stockholders that did not select the cash option were issued 152,515 shares, which amount to $4,255,191.

The Board of Directors approved rights offering (the “Offering”) on October 12, 2005. In connection with the Offering by the Fund, the Fund issued to stockholders of record as of November 30, 2005 (the “Record Date”) 0.75 nontransferable rights to purchase one share of preferred stock for each share of common stock owned as of the Record Date. The rights entitled the holders to purchase three shares of preferred stock for every four shares held as of the Record Date at a subscription price calculated as the greater of (i) 90% of the Fund’s asset value per share (“NAV”) as determined on the Expiration Date (December 28, 2005) or (ii) the average closing price of the Fund’s common stock over the four consecutive trading days ending on the Expiration Date. On January 6, 2006, the Fund issued 1,429,336 shares of preferred stock at $17.97 per share, which raised $25,685,167. The net asset value per share of the Fund’s common stockholders was reduced by approximately $1.20 per share as a result of this issuance (see Note E).

During the year ended July 31, 2006, the Fund purchased 242,594 shares of capital stock in the open market at a total cost of $4,514,583. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 8.60%. On December 13, 2005, the Board of Directors declared a stock dividend of $4.57038 per common share. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some stockholders selected the stock dividend; therefore on January 31, 2006 the Fund issued 242,594 shares, which amounted to $4,514,583.

During the years ended July 31, 2007, July 31, 2005 and July 31, 2004, the Fund made no repurchases pursuant to the program.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (concluded)	July 31, 2008

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

NOTE E: PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features and the ability to elect two directors.

The Fund intends to conduct a series of tender offers for Preferred Stock only (each, a “Tender Offer”) on a semi-annual basis, on dates to be determined by the Board of Directors, in which 25% of the issued and outstanding Preferred Stock may be tendered to the Fund and repurchased in kind for the Fund’s portfolio securities. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. The consideration for the Preferred Stock to be repurchased by the Fund shall be that value of portfolio securities equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors. The Fund may pay cash for fractional shares; or round off (up or down) fractional shares so as to eliminate them prior to distribution.

In the event the Put Warrant Program is approved by the SEC and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of Preferred Stock will automatically convert to our common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants.

NOTE F: TRANSACTIONS WITH AFFILIATES

The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding voting shares during the period from August 1, 2007 through July 31, 2008. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share Balance			Share Balance	Dividend	Value
Issuer Name	At Aug. 1, 2007	Additions	Reductions	At July 31, 2008	Income	At July 31, 2008

Grupe, S.A. de C.V.	4,071,300	—	221,632	3,849,668	$—	$10,353,982

THE MEXICO EQUITY AND INCOME FUND, INC.

Report Of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors
Mexico Equity and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mexico Equity and Income Fund, Inc. (the “Fund”) as of July 31, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicate thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.
Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mexico Equity and Income Fund, Inc. as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 25, 2008

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (unaudited)	July 31, 2008

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY
AGREEMENT (Unaudited)

In March 2008, the Board of Directors of The Mexico Equity and Income Fund, Inc., (the “Fund”), including the Independent Directors, unanimously approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one-year term. The information, material facts and conclusions that formed the basis for the Board’s approval are described below.

Information Reviewed
During the course of the year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Adviser, including reports on the Fund’s investment results, portfolio composition, investment strategy, and other matters. In addition, in connection with its annual review of the Agreement, the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. In connection with its review, the Board received assistance and advice regarding legal and industry standards from counsel to the Fund. The Independent Directors discussed the approval of the Agreement with representatives of the Adviser and in a private session with counsel at which no representatives of the Adviser were present. In deciding to recommend approval of the Agreement, the Board and the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

Nature, Extent and Quality of Services
With respect to the nature, extent and quality of services provided by the Adviser to the Fund, the Directors engaged in a broad discussion of the value the Adviser provided to the Fund and the experience of the Fund’s portfolio manager. The Board considered both the short-term and long-term performance of the Fund. The Board reviewed the Fund’s performance over various periods and compared these returns with data supplied by an independent provider of fund data on the returns of the Fund’s peers and relevant indices. They noted that the Adviser was delivering performance that continued to outperform its peers and relevant indices.

Advisory Fees, Total Expenses and Ancillary Benefits
With respect to advisory fees and total expenses, the Directors noted that the Fund’s management fees were in the 3rd highest quartile and slightly lower than the industry average for its peer group

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (unaudited) (continued)	July 31, 2008

based on information provided by Lipper, Inc. The Board reviewed and discussed expenses and noted the Fund’s expense ratio of 1.53% was reasonable when compared to funds with similar asset size and complexity. In addition, the Board reviewed and discussed the profitability to the Adviser and its relationship with the Fund, which they concluded was reasonable, and information regarding the Adviser’s financial capability to continue to provide services to the Fund in the future, which they concluded was adequate. The Directors considered the extent to which economies of scale were or should be reflected in the Fund’s advisory fee, and concluded that in view of the Fund’s investment results, the Fund’s reasonable level of total expenses and overall size of the net assets in the Fund that the investment advisory fees were reasonable and that there were no economies of scale available to this time that should be passed along to the Fund. The Board also considered ancillary benefits to the Adviser as a result of its relationship with the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that any such benefit was difficult to quantify and likely not significant.

Conclusions
Based on their review, including consideration of each of the factors referred to above, the Board and the Independent Directors concluded that the Agreement is fair and reasonable to the Fund and its stockholders, that the Fund’s stockholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of the Fund and its stockholders.

NOTE 1: INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-294-8217 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2: AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-866-700-6104. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (unaudited) (concluded)	July 31, 2008

NOTE 3: INFORMATION ABOUT CERTIFICATIONS

In November 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)	July 31, 2008

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, Inc., the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/ o Computershare Investor Services, ATTN: Ms. Margaret Dunn, 250 Royall Street; 3B, Canton, Massachusetts 02021. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited) (continued)	July 31, 2008

equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited) (concluded)	July 31, 2008

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited)	July 31, 2008

The Fund’s Annual Stockholders meeting was held on November 26, 2007, at 615 E. Michigan Street 2nd Floor, Milwaukee, Wisconsin 53202. As of October 15, 2007, the record date, outstanding shares of common and preferred stock were 3,474,168 and 1,429,336, respectively. Holders of 2,633,120 common shares and 1,157,536 preferred shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on four proposals. The stockholders elected two Directors to the Board of Directors, one by each share class. Stockholders, voting as a single class, did not approve an increase to the annual investment advisory fee payable to Pichardo Asset Management, S.A. de C.V., approved the Board of Director’s adoption of a Managed Distribution Plan, and approved an amendment to the Fund’s Articles Supplementary to permit preferred shareholders, at their sole discretion, to convert some or all of their outstanding shares of the Fund’s preferred stock into shares of common stock at relative net asset value. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors
	Votes For	Votes Withheld
Common Stockholders
Gerald Hellerman	2,499,599	133,521
Preferred Stockholders
Glenn Goodstein	670,348	487,188

II. Approval of Increase in Annual Investment Advisory Fee
	Votes For	Votes Against	Abstained	Non Votes
Common Stockholders	621,879	890,940	47,825	1,072,476
Preferred Stockholders	179,396	601,954	800	375,386

III. Approval of the Board of Director’s Adoption of a Managed Distribution Plan
	Votes For	Votes Against	Abstained	Non Votes
Common Stockholders	1,334,084	182,089	44,472	1,072,476
Preferred Stockholders	764,616	16,379	1,155	375,386

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited) (continued)	July 31, 2008

IV. Approval of an Amendment to the Fund’s Articles Supplementary to Permit Conversion of Preferred to Common Stock

	Votes For	Votes Against	Abstained	Non Votes
Common Stockholders	1,323,460	180,361	56,823	1,072,476
Preferred Stockholders	778,485	3,233	432	375,386

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited)	July 31, 2008

The Mexico Equity and Income Fund, Inc. (the “Fund”) has adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

Commitment to Consumer Privacy. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers’ personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.

Collection and Disclosure of Shareholder Information. Consumer information collected by, or on behalf of, The Fund, generally consists of the following:

●
Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

●
Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as The Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with The Fund (as well as through its officers and directors).

Security of Consumer and Customer Information. The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to The Fund’s privacy policy and to their respective privacy policies with respect to all customer information of The Fund and to take all actions reasonably necessary so that The Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development and delivery of initial and annual privacy notices and maintenance of appropriate

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited) (continued)	July 31, 2008

and adequate records. The Fund will require its service providers to confirm to The Fund, in writing,that they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.

The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to The Fund any material changes to their privacy policy before, or promptly after, their adoption.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (unaudited)	July 31, 2008

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, all of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that there is only one fund in the complex that is overseen by the Directors.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Gerald Hellerman	1937	Director, Chief	2007 / 7 years	Managing Director,	Director, MVC Capital,
5431 NW 21stAvenue		Financial		Hellerman Associates	Inc.; Director, MVC
Boca Raton, FL 33496		Officer and			Acquisition Corp;
		Chief			Director, Old Mutual
		Compliance			Absolute Return and
		Officer			Emerging managers Fund
Complex; Director and
Chairman of Audit
Committee; Director,
Brantley Corporation
Phillip Goldstein	1945	Director	2008 / 8 years	Principal of the general	Director, Brantley Capital
60 Heritage Drive				partner of five investment	Corporation; ASA Ltd.
Pleasantville, NY 10570				partnerships in the Bulldog
Investors group of funds.
Glenn Goodstein	1963	Director	2008 / 7 years	Registered Investment	None
2308 Camino Robledo				Advisor; held numerous
Carlsbad, CA 92009				executive positions with
Automatic Data Processing
until 1996.
Rajeev Das	1968	Director	2006 / 7 years	Principal, Bulldog Investors,	None
68 Lafayette Avenue				a group of Investment Funds
Dumont, NJ 07628				Managing member of the
General Partner of
Opportunity Income Plus
L.P. an investment fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Andrew Dakos	1966	Director	2006 / 7 years	Managing Member of the	Director, Brantley
Park 80 West				general partner of five	Corporation
Plaza Two, Suite 750				investment partnerships in the
Saddle Brook, NJ 07663				Bulldog Investors group of
Funds: Opportunity Partners
L.P., Opportunity Income
Plus Fund L.P., Full Value
Partners L.P., Full Value
Special Situations Fund L.P.,
and Full Value Offshore L.P.
Maria Eugenia Pichardo	1950	Interested	Indefinite / 4 years	Portfolio Manager of the	None
408 Teopanzolco Avenue		Officer,		Fund since the Fund’s
3rd Floor-Reforma		President		Inception; President and
Cuernavaca, 62260				General Partner, Pichardo
Morelos Mexico				Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.
Francisco Lopez	1971	Interested	Indefinite / 4 years	Research Director, Pichardo	None
408 Teopanzolco Avenue		Officer,		Asset Management, S.A. de
3rd Floor-Reforma		Secretary		C.V. since 2003; Assistant
Cuernavaca, 62260				Portfolio Manager, Acciones
Morelos Mexico				y Valores de Mexico, S.A. de
C.V. from 1997 to 2002.

THE MEXICO EQUITY AND INCOME FUND, INC.

THE MEXICO EQUITY AND INCOME FUND, INC.	The Mexico Equity
and Income Fund, Inc.
Investment Adviser:
Pichardo Asset Management, S.A. de C.V.	Annual Report
408 Teopanzolco Avenue
3rd Floor – Reforma	July 31, 2008
Cuernavaca, 62260 Morelos
Mexico

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Administrator and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent and Registrar:
Computershare Investor Services, LLC
250 Royall Street; 3B
Canton, MA 02021

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-414-765-4255.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” were not provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2008	FYE 7/31/2007
Audit Fees	$24,250	$23,500
Audit-Related Fees	$0	$0
Tax Fees	$2,750	$2,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2008	FYE 7/31/2007
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein and Mr. Rajeev Das.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.           CORPORATE GOVERNANCE

A.           Board and Governance Issues

1.      Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.      Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.      Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.           Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.           Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.           Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.           Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.           Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.            Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.           Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.           Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.           Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.           Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.           Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.           Executive Compensation

1.           Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.           Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.           Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.           Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.           Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.           Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.           Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.           Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.           Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.           Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.           Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.           Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.           Mergers and Acquisitions

1.           Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.           Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.           Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.           Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.           Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of July 31, 2008.

Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM') (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$129,225,603 (1)	$3,867,037 (1)	$2,013,441 (13)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   “PAM” has established policies and procedures to reduce the conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives a fixed annual salary and bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.

Securities Owned in the Fund by Portfolio Manager. As of July 31, 2008, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
2/1/08 to 2/29/08	0	0	0	0
3/1/08 to 3/31/08	0	0	0	0
4/1/08 to 4/30/08	43,514 (2)	25.47	0	0
5/1/08 to 5/31/08	42,743 (2)	26.94	0	0
6/1/08 to 6/30/08	38,052 (2)	27.14	0	0
7/1/08 to 7/31/08	301,841(1) (2)	29.58	0	0
Total	426,150 (2)	28.68	0	0
(1)  268,001 of the purchases were due to the result of an in-kind tender offer of preferred shares.
(2) 158,149 common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. None.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)    /s/ Maria Eugenia Pichardo
    Maria Eugenia Pichardo, President

Date     October 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Maria Eugenia Pichardo
   Maria Eugenia Pichardo, President

Date     October 6, 2008

By (Signature and Title)   /s/ Gerald Hellerman
   Gerald Hellerman, Chief Financial Officer

Date     October 6, 2008